UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2014

Date of reporting period:  November 30, 2014

Item 1. Reports to Stockholders.

Annual Report

Convergence Core Plus Fund
Convergence Opportunities Fund

November 30, 2014

Investment Adviser

Convergence Investment Partners, LLC
1245 Cheyenne Avenue
Suite 102
Grafton, Wisconsin 53024

Phone: 877-677-9414

Table of Contents

LETTER TO SHAREHOLDERS	3

CONVERGENCE CORE PLUS FUND

EXPENSE EXAMPLE	6

INVESTMENT HIGHLIGHTS	8

CONVERGENCE OPPORTUNITIES FUND

EXPENSE EXAMPLE	11

INVESTMENT HIGHLIGHTS	13

CONVERGENCE CORE PLUS FUND

SCHEDULE OF INVESTMENTS	15

SCHEDULE OF SECURITIES SOLD SHORT	22

CONVERGENCE OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS	26

SCHEDULE OF SECURITIES SOLD SHORT	33

STATEMENTS OF ASSETS AND LIABILITIES	38

STATEMENTS OF OPERATIONS	40

STATEMENTS OF CHANGES IN NET ASSETS

CONVERGENCE CORE PLUS FUND	41

CONVERGENCE OPPORTUNITIES FUND	42

STATEMENTS OF CASH FLOWS	43

FINANCIAL HIGHLIGHTS

CONVERGENCE CORE PLUS FUND	44

CONVERGENCE OPPORTUNITIES FUND	47

NOTES TO FINANCIAL STATEMENTS	48

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	59

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENT – CONVERGENCE CORE PLUS FUND	60

NOTICE OF PRIVACY POLICY & PRACTICES	63

ADDITIONAL INFORMATION	64

Dear Shareholder:

We are pleased to provide to you the annual report of the Convergence Core Plus and the Convergence Opportunities Fund for the fiscal year ended November 30, 2014.  With the Core Plus Fund’s inception on December 29, 2009, we have now completed nearly five full years of operation and we are pleased to report that it has been a very good period, both on an absolute and relative basis.  The Convergence Opportunities Fund completed its first full year on November 30, 2014 and we are pleased to report that the Fund got off to a very good start.

Performance:

The Convergence Core Plus Fund was up cumulatively 120.60% from December 29, 2009 (its inception) to November 30, 2014 versus the Russell 3000 Index at 104.62% (annualized since inception is 17.44% and 15.66%, respectively).  Over this past fiscal year, the Fund was up 12.18% versus the Russell 3000 at 15.53%.  Performance for the Fund versus the market was driven by both the Convergence Dynamic Investment Model, and the broader mandate afforded the Fund through the ability to short.  The Fund’s Institutional Class Gross Expense Ratio (as of the prospectus dated 3/25/14) is 2.21%.  Net of dividends on short positions, the gross expense ratio is 1.28%.  The Fund maintained an Overall 4 Star rating out of 1,327 funds in the Large Blend category by Morningstar as of November 30, 2014.

The Convergence Opportunities Fund was up 6.34% in its first year.  This easily exceeded the 3.99% registered by the Russell 2000 Index, the Fund’s benchmark.  The Fund’s Institutional Class Gross Expense Ratio (as of the prospectus dated 3/25/14) is 1.59%.  Net of dividends on short positions, the gross expense ratio is 1.50%.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-677-9414.

Our proprietary dynamic investment model seeks to incorporate the best attributes of both quantitative (or “quant”) analysis with traditional fundamental management.  Quant strategies have the advantage of being able to assimilate a lot of information, validate concepts, and avoid emotional biases.  Fundamental managers have the advantage that they can incorporate current market conditions into their evaluation.  Our dynamic model actively measures the market environment and adjusts our model in an effort to seek out alpha, thereby applying what we believe are the best attributes of both approaches.

The Convergence Core Plus

Our ability to engage in short selling strategies provided mixed results for the portfolio throughout the fiscal year, but has added significant value since inception in the Core Plus Fund.  While maintaining a beta close to one for the Fund as a whole throughout the period, our short positions helped hold the portfolio up relative to the market in most down months.  The long/short spread added 922 basis points to the portfolio since inception but was a drag on the portfolio over this last fiscal year, subtracting 144 basis points.  Short positions we established in high momentum, poor fundamental stocks hurt the portfolio in the early part of the year.  Since June 30, 2014, both the long, and the long/short spread have added value as the market appears to be returning to fundamentals.  The Core Plus Fund ended up with a portfolio turnover ratio of 268%, a material proportion driven by the short position.

The Convergence Opportunities Fund

As noted above, the Opportunities Fund registered a strong year.  For the 12 months ended November 30, 2014, the short portfolio added little value, providing an additional return of just 24 basis points.  What should be noted, however, is that the long/short position in the portfolio added value in all 5 months the Russell 2000 lost money over the last 12 months, and enabled the Fund to earn an overall up-capture of 98% and a down-capture of just 68%.  The Opportunities Fund ended up with a portfolio turnover ratio of 282%, a material proportion driven by the short position.

The Environment:

At the beginning of 2014, we were hopeful that the overall influence of the Central Banks around the world on the markets would begin to lessen, replaced by the underlying fundamentals of the companies that we invest in.  By the end of 2014, we believe this trend has actually begun to set in.  In the early part of the year, the US Federal Reserve and the European Central Bank caused significant distortions in our opinion.  High expectation stocks with relatively poor current fundamentals outperformed early, but began to wane as the year progressed.

We believe the underlying strength in the economy will reward companies with strong fundamentals in 2015.  In our view, this represents a very favorable environment for the Convergence Core Plus and Convergence Opportunities Fund.

Thank you for your support.

David W. Schulz
President
Convergence Investment Partners, LLC

Opinions expressed are subject to change, are not guaranteed, and should not be construed as recommendations or investment advice.

Mutual fund investing involves risk.  Principal loss is possible.  The Funds invest in mid-capitalization companies, which involve additional risks such as limited liquidity and greater volatility.  Small-capitalization funds typically carry additional risks because smaller companies generally have a higher risk of failure.  Their stocks are subject to a greater degree of volatility, trade in lower volume and may be less liquid.  The Funds may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Funds regularly makes short sales of securities, which involves the risk that a Fund’s losses may exceed the original amount invested.  However, a mutual fund investor’s risk is limited to the amount of one’s investment in a mutual fund.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)  The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.  The Convergence Core Plus Fund was rated against 1,327 U.S.-domiciled Large Blend funds over a 3-year time period.  With respect to these Large Blend funds, the Convergence Core Plus Fund received a Morningstar Rating of 4 stars.  Past performance is no guarantee of future results.

©2014 Morningstar, Inc.  All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

The Russell 3000 Index measures the performance of the 3,000 largest companies representing approximately 98% of the investable U.S. equity market.  The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.  The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index.  It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.  It is not possible to invest directly in an index.

“Alpha” is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.  A “basis point” is equal to 100th of a percent.  “Beta” measures the sensitivity of rates of return on a fund to general market movements.  “Up capture ratio” is a statistical measure of an investment manager’s overall performance in up markets.  The up market capture ratio is used to evaluate how well an investment manager performed relative to an index during periods when that index has risen.  The ratio is calculated by dividing the manager’s returns by the returns of the index during the up market and multiplying that factor by 100.  “Down capture ratio” is a statistical measure of an investment manager’s overall performance in down markets.  The down capture ratio is used to evaluate how well or poorly an investment manager performed relative to an index during periods when that index has dropped.  The ratio is calculated by dividing the manager’s returns by the returns of the index during the down market and multiplying that factor by 100.

Must be preceded or accompanied by a prospectus.

CONVERGENCE CORE PLUS FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/14 – 11/30/14).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CONVERGENCE CORE PLUS FUND
Expense Example (Continued)
(Unaudited)

	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/14	11/30/14	6/1/14 – 11/30/14*
Actual**	$1,000.00	$1,046.10	$11.54
Hypothetical (5% return
before expenses)***	$1,000.00	$1,013.79	$11.36

*
Expenses are equal to the Fund’s annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).  Excluding dividends on short positions and interest expense, the Fund’s annualized expense ratio would be 1.25%.

**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $6.41.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $6.33.

	Investment Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/14	11/30/14	6/1/14 – 11/30/14*
Actual**	$1,000.00	$1,045.10	$12.77
Hypothetical (5% return
before expenses)***	$1,000.00	$1,012.58	$12.56

*
Expenses are equal to the Fund’s annualized expense ratio of 2.49%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).  Excluding dividends on short positions and interest expense, the Fund’s annualized expense ratio would be 1.50%.

**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $7.69.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $7.59.

CONVERGENCE CORE PLUS FUND
Investment Highlights
(Unaudited)

The Fund’s investment objective is to seek long-term capital growth.  The Fund seeks to achieve this objective by establishing long and short positions in equity securities of domestic and foreign companies.  The Fund focuses primarily on companies with medium and large market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization.  The Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities expected to underperform the market.

Allocation of Portfolio Holdings
(as a percentage of net assets)

Average Annual Total Returns as of November 30, 2014

	Institutional	Russell
	Class Shares	3000 Index
One Year	12.18%	15.53%
Three Year	21.50%	20.84%
Since Inception (12/29/09)	17.44%	15.66%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 877-677-9414.

Continued

CONVERGENCE CORE PLUS FUND
Investment Highlights (Continued)
(Unaudited)

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date for Institutional Class shares. The graph does not reflect any future performance.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

One cannot invest directly in an index.

Growth of $100,000 Investment

*	Inception Date

Continued

CONVERGENCE CORE PLUS FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of November 30, 2014

	Investment	Russell
	Class Shares	3000 Index
One Year	11.89%	15.53%
Since Inception (1/31/13)	19.01%	21.35%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 877-677-9414.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date for Investment Class shares. The graph does not reflect any future performance.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

One cannot invest directly in an index.

Growth of $10,000 Investment

*	Inception Date

CONVERGENCE OPPORTUNITIES FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/14 – 11/30/14).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CONVERGENCE OPPORTUNITIES FUND
Expense Example (Continued)
(Unaudited)

	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/14	11/30/14	6/1/14 – 11/30/14*
Actual**	$1,000.00	$1,044.20	$14.09
Hypothetical (5% return
before expenses)***	$1,000.00	$1,011.28	$13.87

*
Expenses are equal to the Fund’s annualized expense ratio of 2.75%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).  Excluding dividends on short positions and interest expense, the Fund’s annualized expense ratio would be 1.49%.

**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $7.64.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $7.54.

CONVERGENCE OPPORTUNITIES FUND
Investment Highlights
(Unaudited)

The Fund’s investment objective is to seek long-term capital growth.  The Fund seeks to achieve this objective by establishing long and short positions in equity securities of domestic and foreign companies.  The Fund focuses primarily on companies with small to medium market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization.  The Fund generally considers companies with small and medium market capitalizations to be those companies that comprise the lower 2,500 stocks by market capitalization of the Russell 3000 Index.  The Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities expected to underperform the market.

Allocation of Portfolio Holdings
(as a percentage of net assets)

Continued

CONVERGENCE OPPORTUNITIES FUND
Investment Highlights (Continued)
(Unaudited)

Total Returns as of November 30, 2014

	Institutional	Russell
	Class Shares	2000 Index
One Year	6.34%	3.99%
Since Inception (11/29/13)	6.32%	3.98%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 877-677-9414.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date for Institutional Class shares. The graph does not reflect any future performance.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.  The Russell 2000 is a subset of the Russell 3000 Index.

One cannot invest directly in an index.

Growth of $100,000 Investment

*	Inception Date

CONVERGENCE CORE PLUS FUND

Schedule of Investments

November 30, 2014

	Shares	Value

COMMON STOCKS* 127.67%

Accommodation 1.26%
Marriott Vacations Worldwide Corp.	21,488	$1,579,583
Wyndham Worldwide Corp.	29,764	2,481,127
		4,060,710

Administrative and Support Services 1.23%
AECOM Technology Corp. (a)	46,000	1,472,460
Robert Half International, Inc.	26,754	1,519,359
West Corp.	31,040	969,690
		3,961,509

Air Transportation 2.57%
Alaska Air Group, Inc.	42,451	2,505,883
Delta Air Lines, Inc.	62,379	2,911,227
Southwest Airlines Co.	69,141	2,891,477
		8,308,587

Apparel Manufacturing 0.34%
Cintas Corp.	15,040	1,100,176

Broadcasting (except Internet) 2.61%
Cablevision Systems Corp.	146,225	2,971,292
Comcast Corp.	18,124	1,033,793
Walt Disney Co.	47,940	4,434,929
		8,440,014

Building Material and Garden Equipment and Supplies Dealers 0.86%
Home Depot, Inc.	27,835	2,766,799

Chemical Manufacturing 10.72%
Albemarle Corp.	45,238	2,670,852
Celanese Corp.	48,446	2,910,151
Eastman Chemical Co.	34,240	2,839,181
Gilead Sciences, Inc. (a)	69,529	6,975,149
Johnson & Johnson	76,885	8,322,802
Lannet Company, Inc. (a)	21,300	1,046,469
LyondellBasell Industries NV (b)	26,636	2,100,515
Mosaic Co.	59,920	2,742,538
Myriad Genetics, Inc. (a)	30,948	1,037,686
Pfizer, Inc.	103,614	3,227,576
Westlake Chemical Corp.	12,700	807,720
		34,680,639

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Clothing and Clothing Accessories Stores 0.35%
Hanesbrands, Inc.	9,739	$1,126,997

Computer and Electronic Product Manufacturing 15.35%
Apple, Inc.	110,612	13,155,085
Danaher Corp.	52,194	4,361,330
Dolby Laboratories, Inc.	36,587	1,623,731
Halyard Health, Inc. (a)	984	38,573
Harman International Industries, Inc.	19,876	2,157,142
Hewlett-Packard Co.	142,110	5,550,817
Integrated Device Technology, Inc. (a)	90,407	1,686,995
Intel Corp.	95,936	3,573,616
Marvell Technology Group Ltd. (b)	132,484	1,897,171
Micron Technology, Inc. (a)	69,546	2,500,179
QUALCOMM, Inc.	94,275	6,872,647
RF Micro Devices, Inc. (a)	99,880	1,459,247
Sanmina Corp. (a)	60,804	1,495,778
Skyworks Solutions, Inc.	48,790	3,291,861
		49,664,172

Credit Intermediation and Related Activities 9.50%
Bank of America Corp.	279,833	4,768,354
Discover Financial Services	56,180	3,682,599
First Horizon National Corp.	65,740	838,842
Huntington Bancshares, Inc.	85,153	860,897
JPMorgan Chase & Co.	144,359	8,684,638
State Street Corp.	40,080	3,075,338
SunTrust Banks, Inc.	68,174	2,678,556
Wells Fargo & Co.	92,998	5,066,532
Western Union Co.	57,700	1,072,066
		30,727,822

Data Processing, Hosting and Related Services 0.30%
Citrix Systems, Inc. (a)	14,820	982,714

Electrical Equipment, Appliance, and Component Manufacturing 1.36%
Corning, Inc.	87,195	1,832,838
Emerson Electric Co.	21,400	1,364,250
Spectrum Brands Holdings, Inc.	13,216	1,215,476
		4,412,564

Fabricated Metal Product Manufacturing 0.91%
Ball Corp.	43,970	2,949,068

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Food Manufacturing 4.04%
Archer-Daniels-Midland Co.	28,210	$1,486,103
Bunge Limited (b)	28,010	2,542,468
ConAgra Foods, Inc.	31,748	1,159,437
Pilgrim’s Pride Corp. (a)	97,166	3,138,461
Sanderson Farms, Inc.	26,938	2,338,488
Tyson Foods, Inc.	56,705	2,400,890
		13,065,847

Food Services and Drinking Places 0.39%
Hyatt Hotels Corp. (a)	21,353	1,258,332

Furniture and Related Product Manufacturing 0.36%
Tempur Sealy International, Inc. (a)	20,210	1,152,981

General Merchandise Stores 1.96%
Big Lots, Inc.	62,845	3,192,526
Dollar General Corp. (a)	47,300	3,156,802
		6,349,328

Health and Personal Care Stores 1.53%
CVS Health Corp.	51,864	4,738,295
Rite Aid Corp. (a)	41,313	226,395
		4,964,690

Insurance Carriers and Related Activities 11.18%
Aetna, Inc.	35,608	3,106,442
AmTrust Financial Services, Inc.	64,960	3,333,747
Assurant, Inc.	43,021	2,907,789
Centene Corp. (a)	31,090	3,070,759
Everest Re Group Ltd. (b)	19,112	3,352,054
Health Net, Inc. (a)	55,827	2,868,391
Molina Healthcare, Inc. (a)	65,750	3,361,140
PartnerRe Ltd. (b)	21,700	2,528,267
Reinsurance Group of America, Inc.	28,984	2,484,508
UnitedHealth Group, Inc.	30,744	3,032,281
Voya Financial, Inc.	91,019	3,811,877
WR Berkley Corp.	43,793	2,287,746
		36,145,001

Leather and Allied Product Manufacturing 0.29%
Skechers U.S.A., Inc. (a)	15,120	928,519

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Machinery Manufacturing 4.72%
Caterpillar, Inc.	25,579	$2,573,247
General Electric Co.	414,658	10,984,290
Lexmark International, Inc.	39,986	1,713,800
		15,271,337

Management of Companies and Enterprises 1.11%
AGL Resources, Inc.	47,435	2,481,325
Associated Banc-Corp.	59,528	1,100,077
		3,581,402

Merchant Wholesalers, Durable Goods 0.88%
WESCO International, Inc. (a)	34,650	2,854,814

Merchant Wholesalers, Nondurable Goods 1.81%
AmerisourceBergen Corp.	27,621	2,514,891
Procter & Gamble Co.	21,056	1,904,094
Ralph Lauren Corp.	7,784	1,439,262
		5,858,247

Miscellaneous Manufacturing 2.47%
3M Co.	8,134	1,302,172
CR Bard, Inc.	17,930	3,000,586
Edwards Lifesciences Corp. (a)	28,513	3,697,566
		8,000,324

Motion Picture and Sound Recording Industries 0.74%
Time Warner, Inc.	28,101	2,391,957

Motor Vehicle and Parts Dealers 3.59%
Asbury Automotive Group, Inc. (a)	40,090	3,035,214
AutoNation, Inc. (a)	49,770	2,958,329
Group 1 Automotive, Inc.	29,677	2,656,388
Penske Automotive Group, Inc.	62,660	2,966,951
		11,616,882

Nonstore Retailers 0.55%
World Fuel Services Corp.	39,600	1,793,088

Oil and Gas Extraction 2.51%
Helmerich & Payne, Inc.	35,404	2,462,348
Phillips 66	77,428	5,653,793
		8,116,141

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Other Information Services 2.80%
Facebook, Inc. (a)	66,295	$5,151,121
Google, Inc. – Class A (a)	7,136	3,918,235
		9,069,356

Paper Manufacturing 0.28%
Kimberly-Clark Corp.	7,870	917,563

Petroleum and Coal Products Manufacturing 10.62%
Exxon Mobil Corp.	59,415	5,379,434
HollyFrontier Corp.	35,000	1,428,700
Marathon Petroleum Corp.	64,157	5,779,904
PBF Energy, Inc.	196,310	5,547,721
Tesoro Corp.	78,348	6,003,024
Valero Energy Corp.	116,912	5,683,092
Western Refining, Inc.	109,810	4,514,289
		34,336,164

Primary Metal Manufacturing 1.51%
Century Aluminum Co. (a)	92,230	2,550,160
United States Steel Corp.	70,382	2,347,240
		4,897,400

Professional, Scientific, and Technical Services 3.24%
Biogen Idec, Inc. (a)	10,849	3,338,128
Cognizant Technology Solutions Corp. (a)	19,016	1,026,674
Pacira Pharmaceuticals, Inc. (a)	8,232	773,232
PAREXEL International Corp. (a)	18,280	1,069,563
Tetra Tech, Inc.	33,270	904,279
VMware, Inc. (a)	13,650	1,200,654
Yahoo!, Inc. (a)	42,070	2,176,702
		10,489,232

Publishing Industries (except Internet) 6.78%
Aspen Technology, Inc. (a)	23,039	869,492
Electronic Arts, Inc. (a)	41,533	1,824,545
Microsoft Corp.	194,110	9,280,399
Oracle Corp.	189,555	8,039,028
Take-Two Interactive Software, Inc. (a)	69,360	1,918,498
		21,931,962

Real Estate 0.78%
Avis Budget Group, Inc. (a)	41,780	2,513,067

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities 2.70%
Janus Capital Group, Inc.	117,039	$1,839,853
Legg Mason, Inc.	40,503	2,298,545
Morgan Stanley	130,359	4,586,030
		8,724,428

Support Activities for Mining 0.96%
Nabors Industries Ltd. (b)	115,031	1,509,207
Superior Energy Services, Inc.	82,066	1,584,694
		3,093,901

Support Activities for Transportation 0.96%
Expedia, Inc.	35,518	3,093,973

Telecommunications 1.63%
Level 3 Communications, Inc. (a)	55,372	2,768,600
NeuStar, Inc. (a)	37,700	1,027,325
SBA Communications Corp. (a)	12,238	1,488,997
		5,284,922

Transportation Equipment Manufacturing 4.67%
General Dynamics Corp.	19,970	2,902,839
Greenbrier Companies, Inc.	45,458	2,522,010
Huntington Ingalls Industries, Inc.	16,116	1,756,161
Lear Corp.	38,040	3,648,416
PACCAR, Inc.	43,250	2,898,615
Visteon Corp. (a)	14,103	1,382,094
		15,110,135

Utilities 3.39%
Avista Corp.	38,286	1,318,953
Consolidated Edison, Inc.	32,968	2,081,929
Entergy Corp.	30,819	2,585,714
Exelon Corp.	66,000	2,387,220
UGI Corp.	68,769	2,593,279
		10,967,095

Water Transportation 0.82%
Royal Caribbean Cruises Ltd. (b)	35,900	2,647,266

Wholesale Electronic Markets and Agents and Brokers 0.53%
Tech Data Corp. (a)	27,329	1,703,417

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Wood Product Manufacturing 0.51%
Masco Corp.	67,513	$1,633,815
TOTAL COMMON STOCKS (Cost $356,391,490)		412,944,357

REAL ESTATE INVESTMENT TRUSTS* 4.94%
American Assets Trust, Inc.	27,783	1,091,872
Corporate Office Properties Trust	59,600	1,675,356
DuPont Fabros Technology, Inc.	59,673	1,944,743
Equity Residential	15,907	1,126,852
Home Properties, Inc.	28,646	1,867,433
Host Hotels & Resorts, Inc.	80,436	1,869,333
National Retail Properties, Inc.	43,302	1,668,426
Piedmont Office Realty Trust, Inc.	94,683	1,780,040
Regency Centers Corp.	26,534	1,631,310
Select Income REIT	57,400	1,325,940
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $14,672,859)		15,981,305

SHORT-TERM INVESTMENTS 0.56%
AIM STIT-STIC Prime Portfolio, 0.040% (c)	1,804,470	1,804,470
TOTAL SHORT-TERM INVESTMENTS (Cost $1,804,470)		1,804,470
Total Investments (Cost $372,868,819) 133.17%		430,730,132
Liabilities in Excess of Other Assets (33.17)%		(107,274,292)
TOTAL NET ASSETS 100.00%		$323,455,840

Percentages are stated as a percent of net assets.

*	All or a portion of these securities, totaling $412,561,937, are pledged as collateral for securities sold short.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Variable rate security; the rate shown below represents the rate at November 30, 2014.

Abbreviations:
NV	Naamoloze Vennootschap is the Dutch term for a public limited liability company.
Ltd.	Limited Liability Company.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short

November 30, 2014

	Shares	Value
Acadia Healthcare Company, Inc.	7,924	$491,367
ACADIA Pharmaceuticals, Inc.	27,145	810,821
Advisory Board Co.	16,010	682,026
Aircastle Ltd. (a)	41,760	864,432
Allegion PLC (a)	14,880	801,288
ALLETE, Inc.	23,500	1,197,795
Ally Financial, Inc.	36,440	866,543
Alnylam Pharmaceuticals, Inc.	4,360	438,398
AMC Networks, Inc.	15,860	1,028,679
American Airlines Group, Inc.	35,886	1,741,548
Analog Devices, Inc.	7,500	409,800
Antero Resources Corp.	27,740	1,301,561
Artisan Partners Asset Management, Inc.	18,584	961,722
athenahealth, Inc.	8,392	984,381
Avago Technologies Ltd. (a)	17,750	1,657,850
Axiall Corp.	18,078	782,416
B&G Foods, Inc.	26,679	763,553
Balchem Corp.	13,410	871,650
Barnes Group, Inc.	21,720	797,776
Boston Properties, Inc.	11,650	1,510,306
Buffalo Wild Wings, Inc.	5,220	888,496
Caesars Entertainment Corp.	59,860	1,015,226
Capitol Federal Financial, Inc.	29,900	374,348
CarMax, Inc.	16,030	913,388
Catamaran Corp. (a)	30,760	1,566,914
Celldex Therapeutics, Inc.	24,430	495,440
Cheniere Energy, Inc.	16,670	1,100,053
Chicago Bridge & Iron Co. (a)	14,510	725,935
CLARCOR, Inc.	11,411	751,871
Clovis Oncology, Inc.	9,270	441,067
Cobalt International Energy, Inc.	125,119	1,126,071
Community Bank System, Inc.	10,970	405,780
CommVault Systems, Inc.	9,690	458,337
Conn’s, Inc.	13,125	450,188
Cornerstone OnDemand, Inc.	11,420	362,813
Cree, Inc.	18,200	661,388
Darden Restaurants, Inc.	14,980	853,710
Darling Ingredients, Inc.	47,946	891,796
Dealertrack Technologies, Inc.	9,550	450,378
Demandware, Inc.	4,040	226,240
Diamondback Energy, Inc.	18,170	1,024,788
DigitalGlobe, Inc.	16,529	446,448
DreamWorks Animation SKG, Inc.	20,250	482,760
Eaton Corp. PLC (a)	3,735	253,345

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short (Continued)

November 30, 2014

	Shares	Value
Eclipse Resources Corp.	66,200	$714,298
EnPro Industries, Inc.	11,970	772,304
Essex Property Trust, Inc.	2,920	591,037
FireEye, Inc.	25,625	776,181
Flowers Foods, Inc.	39,250	765,375
FMC Corp.	14,850	807,840
FNF Group	22,014	713,254
GasLog Ltd. (a)	61,440	1,083,801
Golar LNG Ltd. (a)	22,660	940,843
Gulfport Energy Corp.	22,600	1,078,698
HB Fuller Co.	19,310	833,999
Hilltop Holdings, Inc.	22,528	459,121
Home BancShares, Inc.	17,910	567,210
HomeAway, Inc.	22,640	709,990
IDEXX Laboratories, Inc.	4,261	636,380
Insulet Corp.	9,045	421,407
Intercept Pharmaceuticals, Inc.	2,075	298,240
InterDigital, Inc.	5,351	266,908
Intrexon Corp.	20,000	530,600
InvenSense, Inc.	33,532	485,879
JDS Uniphase Corp.	60,404	805,789
Keryx Biopharmaceuticals, Inc.	18,430	293,037
Kite Reality Group Trust	15,000	409,200
Laclede Group, Inc.	23,800	1,207,374
Leucadia National Corp.	36,261	838,717
Liberty TripAdvisor Holdings, Inc.	23,160	607,024
Liberty Ventures	20,820	762,845
Live Nation Entertainment, Inc.	27,435	735,258
Loral Space & Communications, Inc.	6,761	530,671
Louisiana-Pacific Corp.	55,830	850,849
M&T Bank Corp.	12,225	1,540,594
MBIA, Inc.	44,864	462,996
McDermott International, Inc. (a)	162,475	576,787
Medidata Solutions, Inc.	9,486	405,147
MEDNAX, Inc.	19,400	1,269,924
Men’s Wearhouse, Inc.	16,690	779,757
Meritage Homes Corp.	22,157	868,998
Minerals Technologies, Inc.	10,420	773,477
Murphy Oil Corp.	23,550	1,140,291
MWI Veterinary Supply, Inc.	2,108	344,489
New York Community Bancorp, Inc.	36,483	579,715
Nimble Storage, Inc.	30,793	812,011
NiSource, Inc.	22,333	934,413
Northstar Asset Management Group, Inc.	41,770	875,082

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short (Continued)

November 30, 2014

	Shares	Value
NPS Pharmaceuticals, Inc.	16,000	$530,880
Nu Skin Enterprises, Inc.	14,824	619,644
Office Depot, Inc.	74,410	493,338
Old Republican International Corp.	48,500	733,805
OPKO Health, Inc.	84,930	711,713
Palo Alto Networks, Inc.	7,470	918,810
Papa Johns International, Inc.	17,110	903,066
Parkway Properties, Inc.	20,000	389,600
Parsley Energy, Inc.	45,974	581,111
Perrigo Co. PLC (a)	4,195	671,997
Platform Specialty Products Corp.	30,350	759,054
Post Holdings, Inc.	21,763	870,520
Priceline Group, Inc.	680	788,929
Primoris Services Corp.	27,320	714,418
Proofpoint, Inc.	8,350	362,557
Proto Labs, Inc.	11,070	718,443
Qlik Technologies, Inc.	14,390	443,644
RealPage, Inc.	22,000	452,320
Receptos, Inc.	3,948	534,164
Rockwell Collins, Inc.	10,450	893,789
SeaWorld Entertainment, Inc.	41,780	697,308
ServiceNow, Inc.	22,017	1,408,207
Signet Jewelers Ltd. (a)	6,560	859,098
SolarCity Corp.	14,530	799,150
Sotheby’s	21,630	874,068
Splunk, Inc.	26,719	1,792,846
Sprint Corp.	130,595	668,646
Sprouts Farmers Market, Inc.	27,240	865,960
St. Joe Co.	9,831	182,758
SunEdison, Inc.	40,960	886,784
Synageva BioPharma Corp.	9,050	734,860
SYNNEX Corp.	9,420	672,965
Tableau Software, Inc.	7,380	619,034
Tesla Motors, Inc.	3,278	801,537
Texas Capital Bancshares, Inc.	11,640	641,713
TFS Financial Corp.	43,030	652,765
Theravance, Inc.	18,020	272,643
Thomson Reuters Corp. (a)	17,500	693,000
T-Mobile US, Inc.	27,160	792,800
Towers Watson & Co.	7,520	849,459
TRI Pointe Homes, Inc.	60,340	920,788
Triumph Group, Inc.	11,470	780,648
Twitter, Inc.	34,981	1,460,107
United Bankshares, Inc.	18,633	650,292

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short (Continued)

November 30, 2014

	Shares	Value
Veeva Systems, Inc.	11,490	$377,447
ViaSat, Inc.	14,000	928,200
Virtus Investment Partners, Inc.	4,650	716,100
WisdomTree Investments, Inc.	68,010	1,033,072
WP Carey, Inc.	15,020	1,023,463
WR Grace & Co.	8,020	770,481
XPO Logistics, Inc.	5,267	203,728
Zillow, Inc.	6,350	751,587
Total Securities Sold Short (Proceeds $108,840,055)		$105,661,818

(a)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments

November 30, 2014

	Shares	Value

COMMON STOCKS* 118.14%

Accommodation 3.08%
Diamond Resorts International, Inc. (a)	8,490	$205,288
Marriott Vacations Worldwide Corp.	8,661	636,670
Penn National Gaming, Inc. (a)	49,866	708,097
Vail Resorts, Inc.	6,540	573,166
		2,123,221

Administrative and Support Services 1.92%
AECOM Technology Corp. (a)	15,711	502,909
EnerNOC, Inc. (a)	33,852	493,901
Enova International, Inc. (a)	14,364	330,221
		1,327,031

Air Transportation 0.85%
SkyWest, Inc.	46,760	584,500

Ambulatory Health Care Services 0.31%
OncoMed Pharmaceuticals, Inc. (a)	9,700	213,691

Animal Production and Aquaculture 0.57%
Cal-Maine Foods, Inc.	9,390	393,253

Apparel Manufacturing 0.81%
Zumiez, Inc. (a)	15,595	557,833

Broadcasting (except Internet) 0.92%
Cablevision Systems Corp.	19,781	401,950
Starz (a)	7,059	232,876
		634,826

Chemical Manufacturing 5.59%
AMAG Pharmaceuticals, Inc. (a)	5,641	209,845
Avanir Pharmaceuticals, Inc. (a)	55,670	830,596
Avon Products, Inc.	31,320	306,310
Green Plains, Inc.	11,480	344,515
Innophos Holdings, Inc.	8,772	474,390
Lannet Company, Inc. (a)	10,442	513,015
Myriad Genetics, Inc. (a)	23,712	795,063
PDL BioPharma, Inc.	46,995	388,179
		3,861,913

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Clothing and Clothing Accessories Stores 0.94%
Burlington Stores, Inc. (a)	14,490	$647,268

Computer and Electronic Product Manufacturing 11.36%
AVG Technologies NV (a)(b)	19,039	373,926
Bruker Corp. (a)	48,270	925,819
Dolby Laboratories, Inc.	15,777	700,183
Integrated Device Technology, Inc. (a)	48,819	910,962
Kimball Electronics, Inc (a)	9,463	104,093
ON Semiconductor Corp. (a)	97,580	881,147
Rambus, Inc. (a)	70,650	837,203
RF Micro Devices, Inc. (a)	66,520	971,856
Sanmina Corp. (a)	28,233	694,532
Thoratec Corp. (a)	26,600	829,654
Vishay Intertechnology, Inc.	44,210	613,193
		7,842,568

Credit Intermediation and Related Activities 9.84%
Central Pacific Financial Corp.	19,648	376,063
First Horizon National Corp.	113,616	1,449,741
International Bancshares Corp.	28,663	731,480
PrivateBancorp, Inc.	30,941	973,094
TCF Financial Corp.	91,568	1,421,135
Viad Corp.	12,432	298,741
Webster Financial Corp.	12,763	401,652
Wintrust Financial Corp.	25,580	1,143,170
		6,795,076

Electronics and Appliance Stores 0.21%
REX American Resources Corp. (a)	2,245	142,041

Food and Beverage Stores 1.02%
Core-Mark Holding Company, Inc.	11,710	703,888

Food Manufacturing 1.16%
Sanderson Farms, Inc.	9,231	801,343

Food Services and Drinking Places 0.78%
Hyatt Hotels Corp. (a)	9,126	537,795

Furniture and Related Product Manufacturing 3.04%
Kimball International, Inc.	12,618	118,483
La-Z-Boy, Inc.	11,951	310,606

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Furniture and Related Product Manufacturing 3.04% (Continued)
Steelcase, Inc.	37,017	$648,538
Tempur Sealy International, Inc. (a)	17,865	1,019,198
		2,096,825

Gasoline Stations 1.97%
Delek US Holdings, Inc.	15,838	473,556
Pantry, Inc. (a)	33,475	888,762
		1,362,318

General Merchandise Stores 0.81%
Tuesday Morning Corp. (a)	26,269	559,530

Hospitals 1.04%
LifePoint Hospitals, Inc. (a)	10,330	714,733

Insurance Carriers and Related Activities 7.00%
AmTrust Financial Services, Inc.	13,560	695,899
Argo Group International Holdings Ltd. (b)	9,775	551,701
Employers Holdings, Inc.	11,742	238,128
Hanover Insurance Group, Inc.	5,896	420,267
Health Net, Inc. (a)	14,954	768,336
Maiden Holdings Ltd. (b)	48,731	636,427
Molina Healthcare, Inc. (a)	15,010	767,311
Triple-S Management Corp. (a)(b)	32,659	755,076
		4,833,145

Leather and Allied Product Manufacturing 1.19%
Skechers U.S.A., Inc. (a)	13,364	820,683

Lessors of Nonfinancial Intangible Assets
(except Copyrighted Works) 0.80%
RPX Corp. (a)	41,950	550,384

Machinery Manufacturing 5.54%
Blount International, Inc. (a)	30,872	506,918
Douglas Dynamics, Inc.	30,691	706,814
Hillenbrand, Inc.	19,114	614,706
Lexmark International, Inc.	20,731	888,530
Outerwall, Inc. (a)	8,152	572,923
SPX Corp.	5,950	533,656
		3,823,547

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Management of Companies and Enterprises 4.79%
AGL Resources, Inc.	11,692	$611,609
Argan, Inc.	17,910	569,001
Associated Banc-Corp.	84,773	1,566,605
EchoStar Corp. (a)	4,213	226,996
First Interstate BancSystem, Inc.	11,865	333,644
		3,307,855

Merchant Wholesalers, Durable Goods 2.08%
American Axle & Manufacturing Holdings, Inc. (a)	26,620	568,071
Gentherm, Inc. (a)	13,532	510,021
Schnitzer Steel Industries, Inc.	15,580	355,224
		1,433,316

Mining (except Oil and Gas) 1.14%
US Silica Holdings, Inc.	25,147	790,119

Miscellaneous Manufacturing 2.69%
ACCO Brands Corp. (a)	30,350	265,866
Anika Therapeutics, Inc. (a)	18,013	736,552
ICU Medical, Inc. (a)	10,200	853,638
		1,856,056

Miscellaneous Store Retailers 0.55%
Cash America International, Inc.	15,698	383,188

Motion Picture and Sound Recording Industries 0.88%
AMC Entertainment Holdings, Inc.	15,890	416,636
Cinemark Holdings, Inc.	5,249	190,591
		607,227

Motor Vehicle and Parts Dealers 1.09%
Asbury Automotive Group, Inc. (a)	2,284	172,922
Group 1 Automotive, Inc.	6,510	582,710
		755,632

Nonstore Retailers 2.16%
Insight Enterprises, Inc. (a)	14,003	328,090
World Fuel Services Corp.	25,605	1,159,394
		1,487,484

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Oil and Gas Extraction 0.21%
VAALCO Energy, Inc. (a)	25,840	$148,063

Other Information Services 0.66%
Pandora Media, Inc. (a)	23,340	458,864

Paper Manufacturing 2.58%
Clearwater Paper Corp. (a)	7,557	500,727
Neenah Paper, Inc.	9,813	561,696
Veritiv Corp. (a)	14,240	715,560
		1,777,983

Petroleum and Coal Products Manufacturing 1.82%
Alon USA Energy, Inc.	28,045	391,508
PBF Energy, Inc.	30,685	867,158
		1,258,666

Pipeline Transportation 2.11%
New Jersey Resources Corp.	25,140	1,455,606

Primary Metal Manufacturing 1.64%
Century Aluminum Co. (a)	40,831	1,128,977

Professional, Scientific, and Technical Services 11.00%
Constant Contact, Inc. (a)	11,159	364,676
Enanta Pharmaceuticals, Inc. (a)	14,732	691,520
Korn/Ferry International (a)	18,546	503,524
MoneyGram International, Inc. (a)	20,810	179,382
NetScout Systems, Inc. (a)	14,778	563,781
Pacira Pharmaceuticals, Inc. (a)	10,556	991,525
PAREXEL International Corp. (a)	17,820	1,042,648
SolarWinds, Inc. (a)	17,709	919,451
Sykes Enterprises, Inc. (a)	15,800	366,086
Tetra Tech, Inc.	23,055	626,635
VASCO Data Security International, Inc. (a)	17,944	534,731
VCA, Inc. (a)	17,110	809,817
		7,593,776

Publishing Industries (except Internet) 6.23%
Aspen Technology, Inc. (a)	17,041	643,127
EPAM Systems, Inc. (a)	12,580	641,957
LogMeIn, Inc. (a)	15,510	784,341
Pegasystems, Inc.	27,550	576,346

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Publishing Industries (except Internet) 6.23% (Continued)
PTC, Inc. (a)	20,684	$808,124
Take-Two Interactive Software, Inc. (a)	30,743	850,352
		4,304,247

Real Estate 1.48%
ClubCorp Holdings, Inc.	20,482	403,700
Marcus & Millichap, Inc. (a)	19,895	617,342
		1,021,042

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities 1.97%
Janus Capital Group, Inc.	28,833	453,255
Piper Jaffray Companies (a)	8,826	506,612
Vince Holding Corp. (a)	10,775	400,076
		1,359,943

Social Assistance 0.99%
Bright Horizons Family Solutions, Inc. (a)	15,289	683,418

Support Activities for Mining 0.59%
Parker Drilling Co. (a)	33,784	119,933
Pioneer Energy Services Corp. (a)	29,455	177,908
Superior Energy Services, Inc.	5,596	108,059
		405,900

Support Activities for Transportation 0.76%
XPO Logistics, Inc. (a)	13,495	521,987

Telecommunications 1.36%
Cincinnati Bell, Inc. (a)	90,710	322,928
Consolidated Communications Holdings, Inc.	6,510	178,439
NeuStar, Inc. (a)	9,755	265,824
Shenandoah Telecommunications Co.	5,851	173,365
		940,556

Transportation Equipment Manufacturing 4.24%
American Railcar Industries, Inc.	9,670	570,337
Briggs & Stratton Corp.	31,804	637,670
Greenbrier Companies, Inc.	10,175	564,509
Meritor, Inc. (a)	55,095	775,738
Wabash National Corp. (a)	35,001	377,661
		2,925,915

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Truck Transportation 0.89%
ArcBest Corp.	14,119	$613,047

Utilities 1.39%
Avista Corp.	17,769	612,142
Ormat Technologies, Inc.	12,633	345,892
		958,034

Wholesale Electronic Markets and Agents and Brokers 1.18%
Tech Data Corp. (a)	13,064	814,279

Wood Product Manufacturing 0.91%
Universal Forest Products, Inc.	13,140	627,304
TOTAL COMMON STOCKS (Cost $76,342,648)		81,545,896

REAL ESTATE INVESTMENT TRUSTS* 12.49%
American Assets Trust, Inc.	20,937	822,824
Corporate Office Properties Trust	47,488	1,334,888
DuPont Fabros Technology, Inc.	42,879	1,397,427
Home Properties, Inc.	37,345	2,434,520
Mack-Cali Realty Corp.	57,950	1,113,799
Regency Centers Corp.	10,068	618,981
Select Income REIT	39,030	901,593
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $7,931,684)		8,624,032

SHORT-TERM INVESTMENTS 1.88%
AIM STIT-STIC Prime Portfolio, 0.040% (c)	1,295,934	1,295,934
TOTAL SHORT-TERM INVESTMENTS (Cost $1,295,934)		1,295,934
Total Investments (Cost $85,570,266) 132.51%		91,465,862
Liabilities in Excess of Other Assets (32.51)%		(22,440,089)
TOTAL NET ASSETS 100.00%		$69,025,773

Percentages are stated as a percent of net assets.

*	All of these securities, totaling $90,169,928, are pledged as collateral for securities sold short.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Variable rate security; the rate shown below represents the rate at November 30, 2014.

Abbreviations:
NV	Naamoloze Vennootschap is the Dutch term for a public limited liability company.
Ltd.	Limited Liability Company.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Securities Sold Short

November 30, 2014

	Shares	Value
2U, Inc.	7,865	$142,199
8x8, Inc.	10,055	78,228
ABIOMED, Inc.	5,155	183,106
Acadia Healthcare Company, Inc.	2,639	163,644
ACADIA Pharmaceuticals, Inc.	4,945	147,707
Aceto Corp.	6,795	142,695
Advisory Board Co.	5,240	223,224
Aegerion Pharmaceuticals, Inc.	5,137	108,237
Air Lease Corp.	4,145	157,634
Ambac Financial Group, Inc.	6,866	168,629
Applied Micro Circuits Corp.	32,884	194,344
ARIAD Pharmaceuticals, Inc.	17,406	123,757
Artisan Partners Asset Management, Inc.	3,477	179,935
Astronics Corp.	2,475	121,325
AtriCure, Inc.	9,915	185,707
Balchem Corp.	2,775	180,375
BBCN Bancorp, Inc.	14,515	202,049
Benefitfocus, Inc.	5,877	159,208
Bluebird Bio, Inc.	1,910	78,749
Caesars Acquisition Co.	13,395	140,380
Caesars Entertainment Corp.	11,000	186,560
Cardiovascular Systems, Inc.	5,455	167,249
Carpenter Technology Corp.	1,399	70,538
Celldex Therapeutics, Inc.	7,610	154,331
Cempra, Inc.	7,630	109,796
Chegg, Inc.	23,925	161,733
CIRCOR International, Inc.	2,055	137,582
City Holding Co.	4,562	199,496
Civeo Corp.	23,580	222,124
CLARCOR, Inc.	2,310	152,206
Clovis Oncology, Inc.	1,716	81,647
Community Bank Systems, Inc.	5,380	199,006
Conn’s, Inc.	1,982	67,983
Cornerstone OnDemand, Inc.	3,967	126,032
Coupons.com, Inc.	9,675	147,738
Cray, Inc.	5,690	191,071
Darling Ingredients, Inc.	10,773	200,378
Deltic Timber Corp.	1,493	92,939
DHT Holdings, Inc. (a)	20,350	127,595
Diamond Foods, Inc.	7,183	213,982
Diamondback Energy, Inc.	1,625	91,650
DigitalGlobe, Inc.	2,974	80,328
Dorian LPG Ltd. (a)	7,080	96,217
DreamWorks Animation SKG, Inc.	2,700	64,368

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Securities Sold Short (Continued)

November 30, 2014

	Shares	Value
Eclipse Resources Corp.	9,245	$99,753
eHealth, Inc.	6,136	158,738
Electronics for Imaging, Inc.	3,490	155,130
Equity One, Inc.	3,125	75,719
Exar Corp.	9,815	89,611
FARO Technologies, Inc.	812	44,603
Foundation Medicine, Inc.	3,650	86,213
FutureFuel Corp.	10,080	112,493
GasLog Ltd. (a)	5,605	98,872
Gigamon, Inc.	11,420	163,763
Global Eagle Entertainment, Inc.	14,115	187,165
Gogo, Inc.	11,223	177,547
HB Fuller Co.	3,525	152,245
Hilltop Holdings, Inc.	13,590	276,964
Home BancShares, Inc.	5,645	178,777
HomeAway, Inc.	765	23,990
Horsehead Holding Corp.	10,247	160,058
Hyperion Therapeutics, Inc.	4,270	87,492
Imperva, Inc.	4,896	208,275
Insmed, Inc.	7,775	109,705
Insulet Corp.	1,085	50,550
Insys Therapeutics, Inc.	2,550	98,762
InterDigital, Inc.	3,225	160,863
InvenSense, Inc.	7,034	101,923
KB Home	19,390	340,682
Keryx Biopharmaceuticals, Inc.	5,965	94,844
KYTHERA Biopharmaceuticals, Inc.	2,987	114,253
Laredo Petroleum, Inc.	2,300	24,035
Lexington Realty Trust	50,182	552,001
Liberty TripAdvisor Holdings, Inc.	4,265	111,786
Loral Space & Communications, Inc.	1,387	108,866
Louisiana-Pacific Corp.	11,545	175,946
M/A-COM Technology Solutions Holdings, Inc.	5,413	134,405
Magnum Hunter Resources Corp.	11,458	45,832
Marketo, Inc.	4,902	156,668
Masimo Corp.	7,150	187,688
McDermott International, Inc. (a)	31,555	112,020
Medical Properties Trust, Inc.	37,410	518,503
Medidata Solutions, Inc.	3,561	152,090
Men’s Wearhouse, Inc.	2,865	133,853
Monro Muffler Brake, Inc.	2,520	138,071
Motorcar Parts of America, Inc.	9,420	317,925
Neurocrine Biosciences, Inc.	5,600	111,608
Nimble Storage, Inc.	5,085	134,091

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Securities Sold Short (Continued)
November 30, 2014

	Shares	Value
Noodles & Co.	10,905	$266,954
NRG Yield, Inc.	4,002	189,655
Nu Skin Enterprises, Inc.	1,620	67,716
Office Depot, Inc.	13,976	92,661
Otter Tail Corp.	13,130	377,882
Parkway Properties, Inc.	27,040	526,739
PICO Holdings, Inc.	6,420	117,614
Platform Specialty Products Corp.	5,192	129,852
Ply Gem Holdings, Inc.	12,195	152,681
Powell Industries, Inc.	3,395	144,457
Power Solutions International, Inc.	2,360	154,934
Proto Labs, Inc.	1,950	126,555
Raptor Pharmaceutical Corp.	10,285	98,942
RCS Capital Corp.	6,829	67,949
Rentrak Corp.	599	50,376
Restoration Hardware Holdings, Inc.	1,675	141,487
Retail Opportunity Investments, Corp.	33,295	548,036
RetailMeNot, Inc.	6,395	94,166
Revance Therapeutics, Inc.	3,170	52,115
RingCentral, Inc.	6,580	82,776
Rush Enterprises, Inc.	2,648	92,892
Sanchez Energy Corp.	2,475	27,943
Scientific Games Corp.	8,364	126,631
Scorpio Bulkers, Inc. (a)	43,455	142,098
Scorpio Tankers, Inc. (a)	16,579	136,777
SFX Entertainment, Inc.	20,652	89,836
Silver Spring Networks, Inc.	17,805	127,662
Solazyme, Inc.	16,310	37,513
South Jersey Industries, Inc.	3,530	201,492
Spectranetics Corp.	5,900	193,697
Sprouts Farmers Market, Inc.	6,962	221,321
SYNNEX Corp.	2,340	167,170
Tableau Software, Inc.	2,190	183,698
TESARO, Inc.	1,765	60,910
Texas Capital Bancshares, Inc.	3,590	197,917
TFS Financial Corp.	14,465	219,433
Theravance, Inc.	5,770	87,300
Titan International, Inc.	14,630	144,837
TRI Pointe Homes, Inc.	21,495	328,014
TriMas Corp.	4,880	151,914
Triumph Group, Inc.	2,252	153,271
Ultratech, Inc.	11,119	216,487
Union Bankshares Corp.	8,965	206,554
United Bankshares, Inc.	5,990	209,050

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Securities Sold Short (Continued)
November 30, 2014

	Shares	Value
United Financial Bancorp, Inc.	12,125	$167,083
US Ecology, Inc.	6,175	245,889
UTi Worldwide, Inc. (a)	19,436	229,345
Varonis Systems, Inc.	7,505	178,619
Veeco Instruments, Inc.	6,110	228,574
Veeva Systems, Inc.	5,315	174,598
ViaSat, Inc.	2,545	168,734
ViewPoint Financial Group, Inc.	7,525	179,396
Westamerica Bancorporation	4,173	202,808
WisdomTree Investments, Inc.	13,725	208,483
Wix.com Ltd. (a)	10,040	214,956
WR Grace & Co.	628	60,332
Wright Medical Group, Inc.	4,208	123,252
Xoom Corp.	11,295	158,243
Zendesk, Inc.	6,560	155,866
Total Securities Sold Short (Proceeds $23,560,895)		$23,052,201

(a)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

CONVERGENCE FUNDS

Statements of Assets and Liabilities

November 30, 2014

	Core Plus	Opportunities
	Fund	Fund
Assets
Investments, at value (cost $372,868,819 and
$85,570,266, respectively)	$430,730,132	$91,465,862
Dividends and interest receivable	1,082,424	76,135
Cash	—	177,455
Deposit for short sales at broker	29,026	559,502
Receivable for Fund shares sold	527,448	7,985
Other assets	30,961	11,164
Total Assets	432,399,991	92,298,103

Liabilities
Securities sold short, (proceeds $108,840,055
and $23,560,895, respectively)	105,661,818	23,052,201
Payable for Fund shares redeemed	383,527	34,878
Dividends payable on short positions	83,184	16,210
Distributions payable	2,194,961	—
Payable to broker for interest expense	153,147	30,558
Payable to Adviser	263,261	59,620
Payable to affiliates	155,741	45,898
Payable for distribution fees	5,164	—
Accrued expenses and other liabilities	43,348	32,965
Total Liabilities	108,944,151	23,272,330
Net Assets	$323,455,840	$69,025,773

Net Assets Consist Of:
Paid-in capital	$264,627,327	$63,672,474
Accumulated net investment loss	(1,551,110)	(464,770)
Accumulated net realized loss	(659,927)	(586,221)
Net unrealized appreciation on:
Investments	57,861,313	5,895,596
Securities sold short	3,178,237	508,694
Net Assets	$323,455,840	$69,025,773

The accompanying notes are an integral part of these financial statements.

CONVERGENCE FUNDS

Statements of Assets and Liabilities (Continued)

November 30, 2014

	Core Plus	Opportunities
	Fund	Fund
Investment Class Shares
Net Assets	$6,834,995	$—
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	378,984	—

Net asset value, redemption price
and offering price per share	$18.04	$—

Institutional Class Shares
Net Assets	$316,620,845	$69,025,773
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	17,484,478	6,490,528

Net asset value, redemption price
and offering price per share	$18.11	$10.63

The accompanying notes are an integral part of these financial statements.

CONVERGENCE FUNDS

Statements of Operations

For the Year Ended November 30, 2014

	Core Plus		Opportunities
	Fund		Fund
Investment Income
Dividend income(1)	$7,459,733	(1)	$859,027
Interest income	56,091		11,759
Total Investment Income	7,515,824		870,786

Expenses
Management fees	3,147,360		521,618
Interest and broker expenses	1,919,167		383,962
Dividends on short positions	1,221,069		236,741
Administration fees	324,876		74,579
Fund accounting fees	128,044		40,464
Transfer agent fees and expenses	111,040		26,358
Federal and state registration fees	62,242		39,125
Custody fees	45,957		15,460
Reports to shareholders	20,362		6,064
Legal fees	18,041		13,601
Audit and tax fees	18,003		23,505
Distribution and service fees – Investment Class	14,137		—
Chief Compliance Officer fees and expenses	13,243		8,130
Trustees’ fees and related expenses	5,108		5,139
Other expenses	11,183		6,310
Total Expenses	7,059,832		1,401,056

Net Investment Income (Loss)	455,992		(530,270)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	38,324,121		(1,057,587)
Short transactions	(19,598,015)		(1,083,727)
Change in net unrealized appreciation on:
Investments	12,180,375		5,895,596
Short transactions	4,870,408		508,694
Net Realized and Unrealized Gain on Investments	35,776,889		4,262,976

Net Increase in Net Assets From Operations	$36,232,881		$3,732,706

(1)	Net of $2,797 in dividend withholding tax.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2014	November 30, 2013
From Operations
Net investment income	$455,992	$1,239,253
Net realized gain (loss) from:
Investments	38,324,121	27,287,705
Short transactions	(19,598,015)	(14,089,724)
Foreign currency translation	—	(5)
Change in net unrealized
appreciation (depreciation) on:
Investments	12,180,375	36,273,309
Short transactions	4,870,408	(2,392,512)
Net increase in net assets from operations	36,232,881	48,318,026

From Distributions
Net investment income – Institutional Class	(1,423,417)	(416,700)
Net investment income – Investment Class	(9,229)	—
Net realized gain on investments – Institutional Class	(24,407,980)	(3,372,985)
Net realized gain on investments – Investment Class	(376,120)	—
Net decrease in net assets resulting
from distributions paid	(26,216,746)	(3,789,685)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	110,944,200	186,274,830
Proceeds from shares sold – Investment Class(1)	5,145,865	1,935,766
Net asset value of shares issued in
reinvestment of distributions to shareholders –
Institutional Class	21,429,183	3,160,075
Net asset value of shares issued in
reinvestment of distributions to shareholders –
Investment Class(1)	355,860	—
Payments for shares redeemed – Institutional Class	(101,557,606)	(26,858,990)
Payments for shares redeemed – Investment Class(1)	(996,137)	(1,720)
Payments for shares redeemed for
redemption-in-kind – Institutional Class(2)	—	(16,330,980)
Net increase in net assets from capital
share transactions	35,321,365	148,178,981

Total Increase in Net Assets	45,337,500	192,707,322

Net Assets
Beginning of period	278,118,340	85,411,018
End of period	$323,455,840	$278,118,340

Accumulated Net Investment Income (Loss)	$(1,551,110)	$1,390,474

(1)	The Investment Class shares commenced operations on January 31, 2013.
(2)	See Note 8 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Statements of Changes in Net Assets

	Year Ended	Period Ended
	November 30, 2014	November 30, 2013(1)
From Operations
Net investment loss	$(530,270)	$—
Net realized loss from:
Investments	(1,057,587)	—
Short transactions	(1,083,727)	—
Change in net unrealized appreciation on:
Investments	5,895,596	—
Short transactions	508,694	—
Net increase in net assets from operations	3,732,706	—

From Distributions
Net investment income – Institutional Class	(11,670)	—
Net decrease in net assets resulting
from distributions paid	(11,670)	—

From Capital Share Transactions
Proceeds from shares sold – Institutional Class(1)	41,741,406	—
Proceeds from shares issued from transfers
in-kind – Institutional Class(2)	—	29,966,777
Net asset value of shares issued in reinvestment
of distributions to shareholders – Institutional Class	129	—
Payments for shares redeemed – Institutional Class	(6,403,575)	—
Net increase in net assets from capital
share transactions	35,337,960	29,966,777

Total Increase in Net Assets	39,058,996	29,966,777

Net Assets
Beginning of period	29,966,777	—
End of period	$69,025,773	$29,966,777

Accumulated Net Investment Loss	$(464,770)	$—

(1)	The Institutional Class shares commenced operations on November 29, 2013.
(2)	See Note 8 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE FUNDS

Statements of Cash Flows

For the Year Ended November 30, 2014

	Core Plus	Opportunities
	Fund	Fund
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$36,232,881	$3,732,706
Adjustments to reconcile net increase in net assets
from operations to net cash used in operating activities:
Purchases of investments	(1,113,952,705)	(241,039,211)
Purchases of short-term investments, net	(671,711)	(1,295,934)
Proceeds from sales of long-term investments	1,110,316,523	197,763,956
Return of capital and realized gain distributions
received from underlying investments	107,377	61,546
Increase in payable for distribution fees	4,336	—
Increase in dividends and interest receivable	(236,770)	(76,135)
(Increase)/Decrease in deposits at broker for short sales	497,584	(559,502)
(Increase)/Decrease in prepaid expenses and other assets	11,819	(11,164)
Proceeds from securities sold short	596,071,996	104,423,490
Purchases to cover securities sold short	(603,934,658)	(81,943,770)
Increase in dividends payable on short positions	14,178	16,210
Decrease in due to affiliate for in-kind transfer	—	(12,403,215)
Increase in dividends payable on long positions	2,194,961	—
Increase in payable to broker	14,872	30,558
Increase in payable to Adviser	39,669	59,620
Increase/(Decrease) in accrued expenses and other
liabilities and expenses payable	(21,542)	78,863
Unrealized appreciation on investments	(12,180,375)	(5,895,596)
Unrealized appreciation on short transactions	(4,870,408)	(508,694)
Net realized (gain)/loss on investments	(38,324,121)	1,057,587
Net realized loss on short transactions	19,598,015	1,083,727
Net cash used in operating activities	(9,088,079)	(35,424,958)
Cash Flows from Financing Activities:
Proceeds from shares sold	115,708,507	41,982,651
Payment on shares redeemed	(102,188,725)	(6,368,697)
Cash distributions paid to shareholders	(4,431,703)	(11,541)
Net cash provided by financing activities	9,088,079	35,602,413
Net change in cash	$—	$177,455
Cash:
Beginning Balance	—	—
Ending Balance	$—	$177,455
Supplemental Disclosures:
Cash paid for interest	1,904,295	383,962
Non-cash financing activities – distributions reinvested	21,785,043	129
Non-cash financing activities – increase/(decrease) in
receivable for Fund shares sold	381,558	(241,245)
Non-cash financing activities – increase in payable for
Fund shares redeemed	(365,018)	(34,878)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Financial Highlights – Institutional Class Shares

Net Asset Value, Beginning of Period

Income (loss) from investment operations:
Net investment income (loss)(2)
Net realized and unrealized gain on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gains
Total distributions paid

Net Asset Value, End of Period

Total Return(3)

Supplemental Data and Ratios:
Net assets at end of period (000’s)
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)(5)
After waiver and expense reimbursement(4)(5)
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(5)
After waiver and expense reimbursement(5)
Portfolio turnover rate(3)

(1)	The Fund commenced operations on December 29, 2009.
(2)	Per share net investment income (loss) was calculated using the daily average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses.  The annualized before waiver, expense reimbursement and recoupments and after waiver, expense reimbursement and recoupments ratios excluding dividends on short positions, interest and broker expenses were 1.24% and 1.24%, 1.28% and 1.30%, 1.41% and 1.50%, 1.56% and 1.50%, 1.92% and 1.50% for the periods ended November 30, 2014, November 30, 2013, November 30, 2012, November 30, 2011, and November 30, 2010, respectively.

(5)	Annualized for periods less than one year.
(6)	Securities redeemed-in-kind were excluded from the computation of the ratio.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Period

					Period Ended
Year Ended November 30,					November 30,
2014	2013		2012	2011	2010(1)
$17.65	$13.97		$11.56	$11.36	$10.00

0.02	0.11		0.06	(0.04)	0.01
2.02	4.18		2.39	0.97	1.35
2.04	4.29		2.45	0.93	1.36

(0.09)	(0.07)		—	(0.02)	—
(1.49)	(0.54)		(0.04)	(0.71)	—
(1.58)	(0.61)		(0.04)	(0.73)	—

$18.11	$17.65		$13.97	$11.56	$11.36

12.18%	31.90%		21.21%	8.27%	13.60%

$316,621	$276,054		$85,411	$56,917	$23,603

2.24%	2.21%		2.52%	2.64%	2.58%
2.24%	2.23%		2.61%	2.58%	2.16%

0.15%	0.70%		0.56%	(0.39)%	(0.29)%
0.15%	0.68%		0.47%	(0.33)%	0.13%
267.84%	247.67	%(6)	275.88%	412.51%	391.48%

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Financial Highlights – Investment Class Shares

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended		Period Ended
	November 30,		November 30,
	2014		2013(1)
Net Asset Value, Beginning of Period	$17.61		$14.33

Income (loss) from investment operations:
Net investment income (loss)(2)	(0.00	)(7)	0.08
Net realized and unrealized gain on investments	2.00		3.20
Total from investment operations	2.00		3.28

Less distributions paid:
From net investment income	(0.08)		—
From net realized gains	(1.49)		—
Total distributions paid	(1.57)		—

Net Asset Value, End of Period	$18.04		$17.61

Total Return(3)	11.89%		22.89%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$6,835		$2,064
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)(5)	2.48%		2.49%
After waiver and expense reimbursement(4)(5)	2.48%		2.49%
Ratio of net investment income (loss) to
average net assets:
Before waiver and expense reimbursement(5)	(0.03)%		0.59%
After waiver and expense reimbursement(5)	(0.03)%		0.59%
Portfolio turnover rate(3)	267.84%		247.67	%(6)

(1)	The Investment Class Shares commenced operations on January 31, 2013.
(2)	Per share net investment income (loss) was calculated using the daily average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses.  The annualized before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions, interest and broker expenses were 1.50% and 1.50%, 1.56% and 1.56% for the periods ended November 30, 2014, and November 30, 2013, respectively.

(5)	Annualized for periods less than one year.
(6)	Securities redeemed-in-kind were excluded from the computation of the ratio.
(7)	Amount is less than 0.5 per share.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended
	November 30,
	2014(1)
Net Asset Value, Beginning of Period	$10.00

Income (loss) from investment operations:
Net investment loss(2)	(0.10)
Net realized and unrealized gain on investments	0.73
Total from investment operations	0.63

Less distributions paid:
From net investment income	(0.00	)(6)
Total distributions paid	—

Net Asset Value, End of Period	$10.63

Total Return(3)	6.34%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$69,026
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)(5)	2.69%
After waiver and expense reimbursement(4)(5)	2.69%
Ratio of net investment loss to average net assets:
Before waiver and expense reimbursement(5)	(1.02)%
After waiver and expense reimbursement(5)	(1.02)%
Portfolio turnover rate(3)	281.92%

(1)	The Fund commenced operations on November 29, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)
The ratio of expenses to average net assets includes dividends on short positions and interest expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions and interest expense were 1.50% and 1.50% for the period ended November 30, 2014.

(5)	Annualized.
(6)	Amount is less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE FUNDS
Notes to Financial Statements
November 30, 2014

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Convergence Core Plus Fund and Convergence Opportunities Fund (the “Fund” or “Funds”) represent distinct diversified series with their own investment objectives and policies within the Trust. The investment objective of the Funds is long-term capital growth. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Convergence Core Plus Fund became effective on December 29, 2009 and commenced operations on December 29, 2009 and January 31, 2013 for the Institutional and Investment Class shares, respectively.  The Convergence Opportunities Fund became effective November 29, 2013 and commenced operations on November 29, 2013 for the Institutional Class shares.  As of the date of this report, the Investment Class shares of the Convergence Opportunities Fund have not commenced operations.  Each class of shares has identical rights and privileges except with respect to the distribution fees, and voting rights on matters affecting a single class of shares. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Convergence Investment Partners, LLC (the “Adviser”), the Funds’ investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds, including long and short positions of common stock and real estate investment trusts, that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2014

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of November 30, 2014:

Core Plus Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity(1)
Common Stock	$412,944,357	$—	$—	$412,944,357
Real Estate
Investment Trusts	15,981,305	—	—	15,981,305
Total Equity	428,925,662	—	—	428,925,662
Short-Term Investments	1,804,470	—	—	1,804,470
Total Assets	$430,730,132	$—	$—	$430,730,132
Liabilities:
Securities Sold Short	$105,661,818	$—	$—	$105,661,818

Opportunities Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity(1)
Common Stock	$81,545,896	$—	$—	$81,545,896
Real Estate
Investment Trusts	8,624,032	—	—	8,624,032
Total Equity	90,169,928	—	—	90,169,928
Short-Term Investments	1,295,934	—	—	1,295,934
Total Assets	$91,465,862	$—	$—	$91,465,862
Liabilities:
Securities Sold Short	$23,052,201	$—	$—	$23,052,201

(1)	See the Schedule of Investments for industry classifications.

The Funds did not hold any investments during the year ended November 30, 2014 with significant unobservable inputs which would be classified as Level 3.  During the year ended November 30, 2014, there were no transfers between levels for the Funds.  It is the Funds’ policy to record transfers between levels as of the end of the reporting period.  The Funds did not hold financial derivative instruments during the reporting period.

(b)	Short Positions

The Funds may sell a security they do not own in anticipation of a decline in the fair value of that security. When a fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which a fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2014

to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense, and interest expense is accrued daily. As collateral for its short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short. The Funds’ securities sold short and deposits for short sales are held with one major securities broker-dealer. The Funds do not require this broker-dealer to maintain collateral in support of the receivable for proceeds on securities sold short.

(c)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code, as amended, necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended November 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended November 30, 2014, the Funds did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities. As of November 30, 2014, open Federal tax years include the tax years ended November 30, 2011 through 2014 for the Convergence Core Plus Fund. The Convergence Opportunities Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2014

(f)	Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the fair value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading.  The Funds do not charge a redemption fee, and therefore the offering and redemption price per share are equal to the Fund’s net asset value per share.

(g)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the applicable Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of the Investment class shares of each Fund. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(h)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Dividend income from Real Estate Investment Trusts (REITs) is recognized on the ex-date and included in dividend income.  The calendar year-end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available and adjust for actual classifications in the calendar year the information is reported.

(3)	Federal Tax Matters

The tax character of distributions paid during the fiscal years ended November 30, 2014 and November 30, 2013 was as follows:

Convergence Core Plus Fund

	November 30, 2014	November 30, 2013
Ordinary Income	$18,990,728	$3,042,786
Long-Term Capital Gain	$ 7,226,018	$ 746,899

Convergence Opportunities Fund

	November 30, 2014	November 30, 2013
Return of Capital	$11,670	$—

The Convergence Core Plus Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2014

reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended November 30, 2014.  The Convergence Core Plus Fund utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.  The amount designated as short-term and long-term capital gain for the fiscal years ended November 30, 2014 and 2013 were as follows:

Convergence Core Plus Fund

	November 30, 2014	November 30, 2013
Short-term	$ 12,570	$ —
Long-term	$4,339,554	$1,795,556

As of November 30, 2014, the components of accumulated earnings on a tax basis were as follows:

	Convergence	Convergence
	Core Plus	Opportunities
	Fund	Fund
Cost basis of investments for
federal income tax purposes(1)	$373,861,803	$85,771,687
Gross tax unrealized appreciation	$61,880,552	$8,595,384
Gross tax unrealized depreciation	(5,012,223)	(2,901,209)
Net tax unrealized appreciation	56,868,329	5,694,175
Undistributed ordinary income	2,976,846	—
Undistributed long-term capital gain	—	—
Total distributable earnings	2,976,846	—
Other accumulated losses	(1,016,662)	(340,876)
Total accumulated gains	$58,828,513	$5,353,299

(1)	Excludes securities sold short.

The tax basis of distributable earnings for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, distributions payable and straddle adjustments for the Funds.

At November 30, 2014, the Convergence Opportunities Fund deferred, on a tax basis, post-October losses of $464,770.

At November 30, 2014, the Convergence Opportunities Fund had tax basis capital losses which may be carried forward to offset future short term capital gains indefinitely in the amount of $45,579.  To the extent that the Convergence Opportunities Fund may realize future net capital gains, those gains will be offset by any of the unused capital loss carryforward.

Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2014

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	Convergence	Convergence
	Core Plus	Opportunities
	Fund	Fund
Accumulated Undistributed Net
Investment Income/(Loss)	$(1,964,930)	$77,170
Accumulated Undistributed Net
Realized Gain/(Loss)	$(2,529,708)	$(55,217)
Paid-In Capital	$4,494,638	$(21,953)

On December 19, 2014, the Convergence Core Plus Fund declared and paid distributions from ordinary income of $852,774 to the Institutional Class shareholders of record on December 18, 2014.  On December 19, 2014, the Convergence Core Plus Fund declared and paid distributions from ordinary income of $3,366 to the Investment Class shareholders of record on December 18, 2014.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 1.00% of the Funds’ average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Funds’ other expenses at least through March 30, 2016 and November 29, 2016 for the Convergence Core Plus Fund and Convergence Opportunities Fund, respectively, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Funds’ operating expenses (excluding any taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions and interest and broker expenses, acquired fund fees and expenses or extraordinary expenses) do not exceed 1.50% and 1.75% (the “Expense Limitation Cap”) of the Funds’ average daily net assets of the Institutional Class shares and Investment Class shares, respectively.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of the waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years. During the year ended November 30, 2014, there were no expense recoupments by the Adviser from the Convergence Core Plus and Convergence Opportunities Funds.  As of the date of this report, there were no prior waivers subject to recoupment from the Convergence Core Plus and Convergence Opportunities Funds.

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2014

(5)	Distribution Plan

The Trust adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Convergence Core Plus Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution and service fee of 0.25% of the Convergence Core Plus Fund’s average daily net assets of Investment Class shares for services to prospective shareholders and distribution of shares.  During the year ended November 30, 2014, the Fund accrued expenses of $14,137 pursuant to the 12b-1 Plan.  As of November 30, 2014, the Distributor was owed fees of $5,164 pursuant to the 12b-1 Plan.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. For the year ended November 30, 2014, administration fees of $324,876 and $74,579 were incurred for the Convergence Core Plus Fund and Convergence Opportunities Fund, respectively. At November 30, 2014, the Administrator was owed fees of $83,098 and $20,915 from the Convergence Core Plus Fund and Convergence Opportunities Fund, respectively.

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Funds’ custodian. For the year ended November 30, 2014, the Convergence Core Plus Fund incurred $128,044, $111,040, and $45,957 in fund accounting, transfer agency, and custody fees, respectively. For the year ended November 30, 2014, the Convergence Opportunities Fund incurred $40,464, $26,358, and $15,460 in fund accounting, transfer agency, and custody fees, respectively. At November 30, 2014, the Convergence Core Plus Fund owed fees of $32,741, $25,415, and $11,368 for fund accounting, transfer agency, and custody fees, respectively. At November 30, 2014, the Convergence Opportunities Fund owed fees of $10,695, $7,281, and $5,127 for fund accounting, transfer agency, and custody fees, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and U.S. Bank.

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and U.S. Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the year ended November 30, 2014, the Convergence Core Plus Fund and Convergence Opportunities Fund were allocated $13,243 and $8,130, respectively, of the Trust’s Chief Compliance Officer fee. At November 30, 2014, fees of $3,119 and $1,880 were owed for the Chief Compliance Officer’s services by the Convergence Core Plus Fund and Convergence Opportunities Fund, respectively.

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2014

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Convergence Core Plus – Institutional Class

	Year Ended	Year Ended
	November 30, 2014	November 30, 2013
Shares sold	6,384,660	11,925,599
Shares reinvested	1,225,544	232,017
Shares redeemed	(5,770,392)	(1,674,369)
Shares redeemed from
redemption-in-kind (See Note 8)	—	(954,470)
Net increase	1,839,812	9,528,777

Convergence Core Plus – Investment Class

	Year Ended	Period Ended
	November 30, 2014	November 30, 2013(1)
Shares sold	298,246	117,327
Shares reinvested	20,029	—
Shares redeemed	(56,518)	(100)
Net increase	261,757	117,227

(1)	The Investment Class shares commenced operations on January 31, 2013.

Convergence Opportunities – Institutional Class

	Year Ended	Period Ended
	November 30, 2014	November 30, 2013(1)
Shares sold	4,129,966	—
Shares reinvested	13	—
Shares redeemed	(636,129)	—
Shares issued from
transfer in-kind (See Note 8)	—	2,996,678
Net increase	3,493,850	2,996,678

(1)	The Institutional Class shares commenced operations on November 29, 2013.

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2014

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, and securities sold short, for the Funds for the year ended November 30, 2014 are summarized below. There were no purchases or sales of U.S. government securities for the Funds.

	Convergence Core	Convergence
	Plus Fund	Opportunities Fund
Purchases	$1,113,952,705	$241,039,211
Sales	$1,110,316,523	$197,763,956

Convergence Core Plus Fund

After the close of business on October 30, 2013, the Fund redeemed assets through an in-kind redemption.  In the redemption transaction, the Fund issued securities with a value of $16,330,980.  The redemption in-kind is reflected in the Statement of Changes in Net Assets.

Convergence Opportunities Fund

On November 29, 2013, the Fund accepted, in accordance with the Rule 17a-7 procedures adopted by the Trust, cash and cash equivalents and securities eligible for investment by the Fund as consideration for Fund shares issued (“Transfer in-Kind”) for a net transfer in-kind of $29,966,777.  This was comprised of investments with a fair value as of November 29, 2013 (the last business day of the period) of $42,120,762, which were effectively transferred to the Fund as of that date, and cash or cash equivalents receivable of $249,230.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  At November 30, 2014, National Financial Services, LLC, for the benefit of others, held 47.09% of the Convergence Core Plus Fund’s outstanding Institutional Class shares.  At November 30, 2014, Charles Schwab & Co., Inc., for the benefit of others, held 57.70% of the Convergence Core Plus Fund’s outstanding Investment Class shares.  At November 30, 2014, National Financial Services, LLC, for the benefit of others, held 78.46% of the Convergence Opportunities Fund’s outstanding Institutional Class shares.

(10)	Line of Credit

The Convergence Core Plus Fund and Convergence Opportunities Fund each have a line of credit in the amount of the lessor of $13,000,000 and $5,000,000, respectively, or 33.33% of the fair value of unencumbered assets of the Convergence Core Plus Fund and Convergence Opportunities Fund, which all mature on August 13, 2015. This unsecured line of credit is intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime rate of 3.25% (as of November 30, 2014). The

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2014

credit facility is with the Funds’ custodian, U.S. Bank. During the year ended November 30, 2014, the Convergence Core Plus Fund had borrowings on the line of credit on thirty-seven days, with an average borrowing and interest rate on those days of $2,515,757 and 3.25%, respectively. Interest expense of $8,449 incurred during the year is included within other expenses on the Statement of Operations for the Convergence Core Plus Fund.  The balance on August 8 – August 10, 2014 of $7,198,000 was the maximum amount of borrowings outstanding during the year ended November 30, 2014 for the Convergence Core Plus Fund.  As of November 30, 2014, the Convergence Core Plus Fund did not have any borrowings on the line of credit.  During the year ended November 30, 2014, the Convergence Opportunities Fund did not utilize the line of credit.

(11)	Recent Accounting Pronouncement

In January, 2013, the FASB issue ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” in GAAP and International Financial Reporting Standards (“IFRS”).  ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepared in accordance with GAAP and financial statements prepared in accordance with IFRS. This requires increased disclosure about derivative instruments that are offset in a reporting entity’s Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement (“MNA”). Specifically, the ASU requires reporting entities to present separately for assets and liabilities: a) the gross amounts of those recognized assets and recognized liabilities; b) the amounts offset to determine the net amounts presented in the Statement of Assets and Liabilities; c) The net amount presented in the Statement of Assets and Liabilities; d) the amounts subject to an enforceable MNA not included in (b); and e) the net amount after deducting the amounts from (d) and (c). The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013.  There is no impact of the ASU on the financial statements of the Funds for the year ended November 30, 2014.

CONVERGENCE FUNDS
Report of Independent Registered Public Accounting Firm

To the Shareholders of Convergence Funds and
Board of Trustees of Trust for Professional Managers

We are providing this letter in connection with your audit of the statements of assets and liabilities, including the schedules of investments and schedules of securities sold short of Convergence Funds, comprising Convergence Core Plus Fund and Convergence Opportunities Fund (the “Funds”), each a series of the Trust for Professional Managers, as of November 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods presented in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Convergence Funds as of November 30, 2014, the results of their operations, cash flows, changes in net assets, and the financial highlights for the periods and Funds indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 29, 2015

CONVERGENCE FUNDS
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 13, 2014 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Convergence Core Plus Fund (the “Fund”), a series of the Trust, and Convergence Investment Partners, LLC, the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 19, 2014 (the “June 19, 2014 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2015.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of David J. Abitz, the Fund’s portfolio manager, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees noted that the Adviser does not manage any other accounts that utilize strategies similar to those employed by the Fund.  The Trustees reviewed the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and

CONVERGENCE FUNDS
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of the Fund for the year-to-date, one-year and three-year periods ended April 30, 2014.  In assessing the quality of the portfolio management services provided by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the Russell 3000 Index, and in comparison to a peer group of U.S. open-end large blend funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).

The Trustees noted that for the year-to-date, one-year and three-year periods ended April 30, 2014, the Fund’s performance was above the Morningstar Peer Group medians, falling within the first quartile for all periods.  The Trustees also noted that for the three-year and since inception periods ended March 31, 2014, the Fund had outperformed the Russell 3000 Index.  The Fund had slightly underperformed the Russell 3000 Index for the quarter and one-year periods ended March 31, 2014.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees also considered the cost structure of the Fund relative to the Morningstar Peer Group.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had previously subsidized the Fund’s operations and had fully recouped those subsidies.  The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement and the expense subsidization previously undertaken by the Adviser, as well as the Fund’s brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for

CONVERGENCE FUNDS
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

the June 19, 2014 Meeting and the August 13, 2014 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.00% fell within the fourth quartile and was above its peer group average of 0.56%, which fell within the second quartile.  The Trustees noted that the Fund was operating below its expense cap of 1.50% for Institutional Class shares.  The Trustees noted that the Fund’s total expense ratio of 1.23% for Institutional Class shares fell into the fourth quartile and was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.67%, which fell within the second quartile.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2015 as being in the best interests of the Fund and its shareholders.

CONVERGENCE FUNDS
Notice of Privacy Policy & Practices
(Unaudited)

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

CONVERGENCE FUNDS
Additional Information
(Unaudited)

Tax Information

The Convergence Core Plus Fund designated 55.25% of its ordinary income distribution for the year ended November 30, 2014, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2014, 55.10% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Convergence Core Plus Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended November 30, 2014. The Convergence Core Plus Fund utilized earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deductions the amounts designated as short-term and long-term capital gains were as follows:

Convergence Core Plus Fund
Year Ended November 30, 2014
Short-term	$ 12,570
Long-term	$4,339,554

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-677-9414.

Independent Trustees
Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Michael D.	Trustee	Indefinite	Professor and	36	Independent
Akers, Ph.D		Term; Since	Chair, Department		Trustee, USA
615 E. Michigan St.		August 22,	of Accounting,		MUTUALS
Milwaukee, WI 53202		2001	Marquette		(an open-end
Age: 59			University		investment
			(2004–present).		company with
two portfolios).

CONVERGENCE FUNDS
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	36	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 58		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

Jonas B. Siegel	Trustee	Indefinite	Retired (2011–	36	Independent
615 E. Michigan St.		Term; Since	present); Managing		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Director, Chief		Multi-Asset
Age: 71		2009	Administrative Officer		Endowment
			(“CAO”) and Chief		fund complex
			Compliance Officer		(three closed-
			(“CCO”), Granite		end investment
			Capital International		companies);
			Group, L.P. (an		Independent
			investment		Trustee, Gottex
			management firm)		Multi-
			(1994–2011).		Alternatives
fund complex
(three closed-
end investment
companies);
Independent
Manager,
Ramius IDF
fund complex
(two closed-end
investment
companies);
Independent
Trustee, Gottex
Trust (an open-
end investment
company with
one portfolio).

CONVERGENCE FUNDS
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	36	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 52		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

John Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 57	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 40	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 35		2005	(2004–present).

Adam W. Smith	Assistant	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	Secretary	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		January 22,	Services, LLC
Age: 33		2015	(April 2012–
present); Research
Associate, Vista360,
LLC (May 2010–
April 2012); Student,
Marquette University
Law School (August
2007–May 2012).

CONVERGENCE FUNDS
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term;	President,
Milwaukee, WI 53202	Officer, Vice	Since	U.S. Bancorp Fund
Age: 54	President	July 1,	Services, LLC
	and Anti-	2014	(2014–present);
	Money		Senior Vice
	Laundering		President,
	Officer		Ariel Investments,
LLC (2010–2013);
Vice President
Ariel Investments,
LLC (2003–2010).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 32		2011	Services, LLC
(2008–present).

Peter J. Chappy	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 39		2015	Services, LLC
(2008–present).

Cullen O. Small	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 27		2015	Services, LLC
(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-677-9414. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-877-677-9414, or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-677-9414 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

CONVERGENCE FUNDS

Investment Adviser	Convergence Investment Partners, LLC
1245 Cheyenne Avenue
Suite 102
Grafton, Wisconsin 53024

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on February 6, 2014.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2014	FYE 11/30/2013
Audit Fees	$30,000	$17,500
Audit-Related Fees	0	0
Tax Fees	$6,000	$6,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2014	FYE 11/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2014	FYE 11/30/2013
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed on February 6, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Trust for Professional Managers

By (Signature and Title)*        /s/ John Buckel
John Buckel, President

Date     February 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ John Buckel
John Buckel, President

Date     February 2, 2015

By (Signature and Title)*        /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     February 2, 2015

* Print the name and title of each signing officer under his or her signature.